UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 24, 2012

            First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Shareholders (the “Annual Meeting”) of First Financial Northwest, Inc. (“Company”) was held on May 24, 2012.

(b)
There were a total of 18,805,168 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 14,507,332 shares of common stock were represented in person or by proxy; therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders and the following are the results as certified by the independent Inspector of Election:

Proposal 1.  Election of Directors.  Four persons were nominated for election to the three open board seats, each for a three-year term.  Directors are elected by a plurality of the votes cast, meaning that the three nominees who receive the most “for” votes are elected as directors, subject to their qualification to serve as directors.  Set forth below are results of the voting for the election of directors:

	FOR	WITHHELD	BROKER NON-VOTES
	No. of votes	No. of votes	No. of broker non-votes
Victor Karpiak	6,113,863	260,004	8,133,465
M. Scott Gaspard	6,237,041	137,976	8,132,315
Daniel L. Stevens	6,282,724	92,293	8,132,315
Spencer L. Schneider	650	0	14,506,682

Based on the voting results set forth above, Messrs. Karpiak, Gaspard and Stevens were  elected to serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2015 and until their respective successors have been duly elected and qualified.

The terms of Directors Gary F. Faull, Joann E. Lee, Gary F. Kohlwes, Robert L. Anderson and Gerald Edlund continued.

Proposal 2. An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting.  This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
5,528,841	86.7%	627,566	9.8%	222,059	3.5%	8,128,866

Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s shareholders.

Proposal 3.   Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2012.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
6,314,438	99.0%	34,351	0.5%	29,918	0.5%	8,128,625

Based on the voting results set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending December 31, 2012 was ratified by the Company’s shareholders.

(c) None.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release dated May 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 29, 2012	By: /s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer